THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated August 29, 2025 to the Prospectus dated May 1, 2025

This Supplement to your prospectus for your individual variable annuity contract describes changes related to Appendix B – Investment Requirements that will be effective on and after September 30, 2025. All other provisions outlined in your individual variable annuity prospectus, as supplemented, remain unchanged.

The 80/20 Elite Growth Model, American Century Diversified Growth Model, First Trust Defensive Equity Strength Model, and JPMorgan U.S. Active Growth Model will be added to the list of models to which you may allocate your Contract Value if: 1) your Contract was issued on or after November 28, 2016; and 2) if you elect (or have elected) the following riders:

●	Lincoln ProtectedPay Select Core® and Estate LockSM,
●	Lincoln ProtectedPay Select Core®,
●	Lincoln ProtectedPay Select Plus®,
●	Lincoln ProtectedPay Select Max®,
●	Lincoln Market Select® Advantage,
●	Lincoln Max 6 SelectSM Advantage,
●	i4LIFE® Advantage Select Guaranteed Income Benefit; or
●	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.